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                                                                    EXHIBIT 10.2

                                LICENSE AGREEMENT

      THIS LICENSE AGREEMENT (the "AGREEMENT") is entered into as of May 18, 2007 (the "EFFECTIVE DATE"), by and between IsoTis Inc., a corporation organized under the laws of Delaware, having a principal place of business at 2 Goodyear, Irvine, CA 92618 and AlloSource, a not-for-profit corporation organized under the laws of Illinois, having a principal place of business at 6278 S. Troy Circle, Centennial, CO 80111 ("ALLOSOURCE"). IsoTis and AlloSource are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

1.    BACKGROUND

      1.1 IsoTis owns or has the right to grant rights and licenses under certain intellectual property rights, including, without limitation, Licensed Know-How and Patent Rights as more particularly set forth in Schedule 2.14, relating to certain bone regeneration technologies, including without limitation the development, production, and distribution of proprietary natural and synthetic bone graft substitutes and that certain bioassay necessary for such production.

      1.2 AlloSource desires to obtain from IsoTis, and IsoTis is willing to grant to AlloSource certain rights and licenses under the Licensed Intellectual Property under the terms and conditions set forth in this Agreement.

      1.3 In consideration of the mutual covenants and agreements contained herein, the parties hereto agree to the following terms and conditions.

2.    DEFINITIONS

      2.1 "AFFILIATE" of a Party shall mean any Person controlled by, controlling, or under common control with such Party, including any Wholly Owned Subsidiary of such Party. For this purpose, "control" means direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock, or at least fifty percent (50%) interest in the profits of such Person.

      2.2 "ALLOFUSE" means DBM combined with a reverse phase medium poloxamer and configured in either putty or gel formulation in accordance with the Licensed Intellectual Property that is distributed solely under AlloSource's trademark "ALLOFUSE(R)".

      2.3 "ALLOSOURCE DISTRIBUTORS" means any Person and/or Third Party with which AlloSource has a then-current agreement for distribution of AlloSource products including but not limited to Licensed Products.

      2.4 "ALLOSOURCE IMPROVEMENT" means any and all discoveries, inventions, contributions, findings, or improvements to the Licensed Intellectual Property or modifications to the Licensed Product, whether or not patentable or otherwise protectable by intellectual

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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property rights, and all related know-how, conceived, reduced to practice, or otherwise developed by AlloSource or its Affiliates or a Person or Third Party engaged by AlloSource or its Affiliates whether developed alone or with another Person(s) related to the (i) percentage of DBM, (ii) amount or use of bone chips, including, without limitation, cancellous or cortical bone, (iii) the demineralization process for the production of DBM which does not include the process of making Accell(R) materials from DBM which is described in U.S. Patent No. ****, (iv) changes in the composition or formulation of the reverse phase medium, and/or (v) changes in or use of hydroxyapatite, tricalcium phosphate, biphasic calcium, calcium sulfate and/or biological glasses. AlloSource Improvement shall not include any IsoTis Improvement or any Joint Improvement.

      2.5 "ALLOSOURCE PARTNERS" means any Person or Third Party with which AlloSource has an agreement arranging for the manufacture of Licensed Products that is distributed under a trademark owned or otherwise controlled by the applicable AlloSource Partner so long as such arrangement is not in violation of
Section 4.4 of this Agreement.

      2.6 "CONFIDENTIAL INFORMATION" means any information, including but not limited to each Party's know-how, invention disclosures, patent applications, proprietary materials and/or technologies, economic information, business or research strategies, trade secrets, and material embodiments thereof, of a confidential and proprietary nature disclosed by a Party to the other Party in written form marked "confidential," or in oral form if summarized in a writing marked "confidential" and delivered to the receiving Party within **** after such oral disclosure. Confidential Information also shall include any unpublished patent application within the Licensed Intellectual Property.

      2.7 "DBM" means demineralized bone matrix.

      2.8 "DEFAULT NOTICE" means a written notice provided by AlloSource to IsoTis informing IsoTis that it has failed to order, accept, and submit payment when due for the minimum amount of tissue required to be ordered by IsoTis pursuant to Section 2.3 of the Tissue Agreement.

      2.9 "DEFAULT NOTICE DATE" means the date on which the Default Notice is delivered to IsoTis. IsoTis shall have **** from the date of the Default Notice Date to cure the failure set forth in the Default Notice to the satisfaction of AlloSource.

      2.10 "DENTAL FIELD" means ****, ****, ****, ****, ****, and other dental applications. The Dental Field specifically does not include ****.

      2.11 "DYNAGRAFT(R) II" means that certain product defined by the Specifications attached hereto as Schedule 2.9.

      2.12 "FIELD" means the use of bone grafting materials outside of and/or excluding the Dental Field.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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      2.13 "ISOTIS" means IsoTis, Inc., IsoTis OrthoBiologics, Inc. and its
Affiliates.

      2.14 "ISOTIS DISTRIBUTORS" means any Person and/or Third Party with which IsoTis has a then-current agreement for distribution of IsoTis' bone grafting products including but not limited to Products.

      2.15 "ISOTIS IMPROVEMENT" means any discoveries, inventions, contributions, findings, or improvements to the Licensed Intellectual Property conceived, reduced to practice, or otherwise developed by IsoTis or jointly by IsoTis with another Person or Third Party other than AlloSource or its Affiliates.

      2.16 "JOINT IMPROVEMENT" means any discoveries, inventions, contributions, findings or improvements to the Licensed Intellectual Property developed by joint efforts of (1) IsoTis or its Affiliates or a Person or Third Party engaged by IsoTis or its Affiliates whether developed alone or with another Person(s) and (2) AlloSource or its Affiliates or a Person or Third Party engaged by AlloSource or its Affiliates whether developed alone or with another Person(s).

      2.17 "LICENSED KNOW-HOW" means all technical, scientific, and other know-how, information, trade secrets, knowledge, technology, ideas, inventions (whether or not patentable), concepts, formulae, procedures, methods, processes, protocols, techniques, materials, and results of experimentation and testing, including without limitation, samples, data, results, and other materials (whether or not patentable), 510(k) applications and files, documents and other information relating to such 510(k) applications, including all correspondence with and supplemental submissions to the FDA relating to the 510(k), all research and other supporting material in support of the 510(k) and all notes and work product relating to the 510(k), device master records and design history files in written, electronic, or any other form, and all intellectual property rights therein other than Patent Rights, solely to the extent that the foregoing are necessary or useful for the manufacture or distribution of Licensed Products as set forth in Schedule 2.15.

      2.18 "LICENSED INTELLECTUAL PROPERTY" has the meaning set forth in
Schedule 2.15 hereof and includes, without limitation, formulations and compositions of the Product and the Licensed Know-How and Patent Rights. The parties agree that Licensed Intellectual Property includes, and that Schedule 2.16, shall be modified from time to time during the course of this Agreement to add, any new intellectual property to which IsoTis obtains rights and which may be necessary for the manufacture and distribution of the Licensed Products and/or use of the Licensed Intellectual Property in accordance with the rights and licenses granted to AlloSource in this Agreement. IsoTis shall promptly provide AlloSource with such Licensed Intellectual Property from time to time as it is available. AlloSource acknowledges that it does not intend to use **** Intellectual Property for its manufacturing of the Licensed Product and that the **** Intellectual Property is not included in this Agreement and is not considered part of the Licensed Intellectual Property.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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      2.19 "LICENSED PRODUCT" means any Product that is marketed and distributed under trademarks of AlloSource or its Affiliates or AlloSource Partners. The Licensed Product has the same formulations and/or compositions as Product, except that the Licensed Product may differ from the Product with respect to any AlloSource Improvement that AlloSource may reduce to practice. The parties acknowledge and agree that this Agreement permits AlloSource to use, make or have made, sell or offer to sell Licensed Products that include AlloSource Improvements.

      2.20 "**** INTELLECTUAL PROPERTY" means the intellectual property licensed by IsoTis from **** for use in its demineralization processes of Products.

      2.21 "2007 SALES" means the number of units (defined based on the pricing schedule set forth in Schedule 2.19 hereof) of AlloFuse distributed without return, recall, recovery or rejection by AlloSource, its Affiliates and the Strategic Partners between **** and ****, inclusive, multiplied by the applicable price for such unit set forth on Schedule 2.19 hereof. An example calculation of 2007 Sales is set forth in Schedule 2.19a hereof.

      2.22 "MINIMUMS DEFAULT DATE" means the date which is the first business day after **** from the Default Notice Date, provided that IsoTis has not cured the failure set forth in the Default Notice to the satisfaction of AlloSource.

      2.23 "ORTHOBLAST(R) II" means that certain product defined by the Specifications attached hereto as Schedule 2.20.

      2.24 "PATENT RIGHTS" means (i) the patent applications and patents set forth on Schedule 2.20; (ii) divisions, continuations, continuations-in-part substitute applications, and any corresponding foreign patents or patent applications of any patents or patent applications described in (i); (iii) patents that may issue from any patent applications described in (i) or (ii); and (iv) reissues, reexaminations and extensions of patents described in (i) or
(iii).

      2.25 "PERSON" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

      2.26 "PRODUCT" means DynaGraft(R) II and/or OrthoBlast(R) II.

      2.27 "PRIVATE LABEL PARTNERS" means (i) until the earlier of **** or **** any Person or Third Party with which IsoTis, now or in the future may have an agreement arranging for the manufacture of Products that is distributed under a trademark owned by the applicable Private Label Partner and AlloSource acknowledges that Private Label Partners include but are not limited to the following companies and its Affiliates: ****, ****, ****, ****, ****, ****, ****, ****, ****, ****, and ****; (ii) until **** ("****") and (iii) after the earlier of **** or **** any Person or Third Party with which IsoTis has a then-current agreement arranging for the manufacture of Products that is distributed under a trademark owned or otherwise controlled by

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the applicable Private Label Partner. The terms and conditions of this provision shall expire on ****.

      2.28 "STRATEGIC PARTNERS" means (i) (a) until the earlier of **** or ****, ****, ****, ****, ****, ****, ****, **** and **** and their affiliates, plus (b)
from **** until the earlier of **** or ****, **** unless **** entered into an agreement with IsoTis during the period permitted by Section 2.25 hereof arranging for the manufacture of Products that are distributed under a trademark owned by ****; and (ii) after the earlier of **** or ****, any Person or Third Party with which AlloSource has a then-current agreement arranging for the manufacture of Licensed Products that is distributed under a trademark owned or otherwise controlled by such Person or Third Party. The terms and conditions of this provision shall expire on ****.

      2.29 "TERRITORY" means the United States of America, Canada, Mexico, and their respective territories and possessions.

      2.30 `THIRD PARTY" means any Person other than a Party or an Affiliate of either Party.

      2.31 "TISSUE AGREEMENT" means that certain Amended and Restated Tissue Procurement and Processing Agreement by and between IsoTis and AlloSource, dated as of July 1, 2006, and as amended as of the Effective Date of this Agreement.

      2.32 "WHOLLY OWNED SUBSIDIARY(IES)" of a Party shall mean any Person controlled by such Party. For this purpose, "control" means direct beneficial ownership of no less than one- hundred percent (100%) of the voting stock, or no less than one-hundred percent (100%) interest in the profits of such Person.

3.    GRANT

      3.1 Subject to the terms and conditions of this Agreement, IsoTis hereby grants to AlloSource the following:

                  3.1.1 An exclusive license to use the Licensed Intellectual Property to make, or have made the Licensed Products in the Territory in the Field.

                  3.1.2 A non-exclusive license to use the Licensed Intellectual Property to use, sell, offer to sell and import Licensed Products inside or outside of the Territory in the Field.

      3.2 For the avoidance of doubt, Isotis reserves and retains the following rights: (i) the right for IsoTis or its Wholly Owned Subsidiary(ies) to use the Licensed Intellectual Property to make or have made Products in the Territory,
(ii) the right for Isotis, IsoTis' Wholly Owned Subsidiary(ies), Private Label Partners and/or any Third Party designated by IsoTis to use the Licensed Intellectual Property to use, sell, offer to sell or import Products in the Territory in the Field; (iii) the right for IsoTis, IsoTis' Wholly Owned Subsidiary(ies), Private Label Partners, and/or any Third Party designated by IsoTis to use the Licensed Intellectual Property to make,

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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have made, use, sell, offer to sell, or import Products outside of the Territory in the Field, and (iv) the right for IsoTis, IsoTis Wholly Owned
Subsidiary(ies), Private Label Partners, and/or any Third Party designated by IsoTis to use the Licensed Intellectual Property to make, have made, use, sell, offer to sell or import any item other than the Product.

      3.3 The licenses and rights granted by Isotis to AlloSource are personal to AlloSource and AlloSource's Wholly Owned Subsidiary(ies). AlloSource shall not have any right to transfer or sublicense the license and rights granted hereunder, provided that AlloSource shall have the right to sublicense the license and rights granted hereunder to (i) one or more Wholly Owned Subsidiary(ies) (ii) to a Third Party as necessary for AlloSource to have made the Licensed Product but such Third Party shall not have the right to sell or offer to sell the Licensed Product, or (iii) an AlloSource Affiliate or AlloSource Partner to sell or offer to sell the Licensed Product. However, AlloSource's sublicense(s) granted to such Wholly Owned Subsidiary, AlloSource Affiliate or AlloSource Partner shall immediately terminate upon a change of control (as defined below) of such Wholly Owned Subsidiary, AlloSource Affiliate or AlloSource Partner if such change of control occurs prior to **** and IsoTis has not provided its written consent for such change of control. If IsoTis does not provide such written consent, then IsoTis shall pay to AlloSource an amount equal to **** or **** associated with such sublicense for the **** preceding such termination. For purposes of this section, "change of control" shall mean any consolidation or merger of the Wholly Owned Subsidiary, AlloSource Affiliate or AlloSource Partner or a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Wholly Owned Subsidiary, AlloSource Affiliate or AlloSource Partner.

      3.4 IsoTis retains full ownership of the Licensed Intellectual Property. This Agreement confers no right, license, or interest, by implication, estoppel or otherwise, under any Licensed Intellectual Property, AlloSource Improvements, IsoTis Improvements, Joint Improvements, or other intellectual property rights except as expressly set forth in this Agreement. Each Party hereby expressly retains and reserves all of its respective rights and interests with respect to the Licensed Intellectual Property, AlloSource Improvements, IsoTis Improvements, Joint Improvements, or other intellectual property rights not expressly granted to the other Party under this Agreement. Each Party covenants that it shall use and practice the intellectual property rights granted to such Party by the other Party under this Agreement only for the purposes expressly permitted under the applicable license and for no other purpose.

4.    EFFORTS AND RESTRICTIONS

      4.1 AlloSource shall comply with all governmental laws and regulations applicable to the manufacturing and/or distribution of Licensed Products in the Territory.

      4.2 AlloSource shall not knowingly distribute Licensed Products for use outside of the Field. AlloSource shall use commercially reasonable diligence to ensure that no Licensed Product is distributed for use outside of the Field.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      4.3 IsoTis agrees not to directly or indirectly by any Affiliate or Third Party enter into an agreement with any of the Strategic Partners to distribute Products under any trademarks owned or otherwise controlled by such Strategic Partners, IsoTis, or others. AlloSource is entitled to protection from violations of this Section 4.3, including protection by injunctive relief, in addition to other remedies available under law. In case of any breach by IsoTis of Section 4.3, in addition to injunctive relief and other remedies available under the law, IsoTis agrees to pay to AlloSource an immediately payable, non-reducible and non-offsetable penalty of **** ($****) for each **** that a Strategic Partner distributes Products.

      4.4 AlloSource agrees not to directly or indirectly by any Affiliate or Third Party enter into an agreement with any of the Private Label Partners to distribute Licensed Products under any trademarks owned or otherwise controlled by such Private Label Partners, AlloSource, or others. IsoTis is entitled to protection from violations of this Section 4.4, including protection by injunctive relief, in addition to other remedies available under law. In case of any breach by AlloSource of Section 4.4, in addition to injunctive relief and other remedies available under the law, AlloSource agrees to pay to IsoTis an immediately payable, non-reducible and non-offsetable penalty of **** ($****) for each **** that a Private Label Partner distributes Licensed Products.

      4.5 AlloSource agrees not to directly or indirectly by any Affiliate or Third Party (but without restriction on Strategic Partners as long as there is no ownership interest by AlloSource, Wholly Owned Subsidiary, and/or AlloSource Affiliate of such Strategic Partners) enter into an agreement with any of the IsoTis Distributors to distribute Licensed Products. IsoTis is entitled to protection from violations of this Section 4.5, including protection by injunctive relief, in addition to other remedies available under law. In case of any breach by AlloSource of Section 4.5, in addition to injunctive relief and other remedies available under the law, AlloSource agrees to pay to IsoTis an immediately payable, non-reducible and non-offsetable penalty of **** ($****) for each **** that an IsoTis Distributor distributes Licensed Products. The terms and conditions of this provision shall expire on ****.

      4.6 IsoTis agrees not to directly or indirectly by any Affiliate or Third Party (but without restriction on Private Label Partners as long as there is no ownership interest by IsoTis and/or IsoTis Affiliate of such Private Label Partners) enter into an agreement with any of the AlloSource Distributors to distribute Products. AlloSource is entitled to protection from violations of this Section 4.6, including protection by injunctive relief, in addition to other remedies available under law. In case of any breach by IsoTis of Section 4.6, in addition to injunctive relief and other remedies available under the law, IsoTis agrees to pay to AlloSource an immediately payable, non-reducible and non-offsetable penalty of **** ($****) for each **** that an AlloSource Distributor distributes Products. The terms and conditions of this provision shall expire on ****.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.    PAYMENTS, REPORTS, AND RECORDS

      5.1 In partial consideration of the rights and licenses granted herein, AlloSource shall pay to IsoTis, within **** after the Effective Date, a nonrefundable, noncreditable license fee of One Million Five Hundred Thousand U.S. Dollars ($1,500,000) (the "Initial Royalty Payment"), and deposit with Key Bank as escrow agent (the "Escrow Agent") the amount of One Million U.S. Dollars ($1,000,000) (the "Escrow Payment Amount") in accordance with the terms of a properly executed escrow agreement (the "Escrow Agreement") by and between IsoTis, AlloSource and the Escrow Agent. The Escrow Agreement shall provide that the Escrow Agent, upon issuance of a disbursement request signed by AlloSource on or after ****, shall pay to AlloSource the Escrow Payment Amount, less the amount of cash payments for amounts owed by IsoTis as of the Effective Date and received by AlloSource following the Effective date through **** pursuant to the Tissue Agreement up to the Escrow Payment Amount and shall pay to IsoTis any of the Escrow Payment Amount remaining after payments to AlloSource. The Parties acknowledge and agree that, as of the Effective Date, the amount owed by IsoTis to AlloSource is **** ($****). In the event of a dispute regarding the amount of cash paid by IsoTis to AlloSource from the Effective Date through **** pursuant to the Tissue Agreement, the Parties shall use good faith efforts to resolve the dispute for a period of ****. If the dispute is not resolved within such **** period, the Parties shall discuss in good faith the submission of the dispute to binding arbitration, and if the Parties agree in writing to submit the dispute to such arbitration then such dispute shall be resolved in accordance with
Section 5.5 hereof. Nothing set forth herein shall obligate either Party to submit to arbitration or any other alternative dispute resolution procedure with respect to the dispute, and in the absence of an agreement by the Parties to arbitrate the dispute, such dispute shall be resolved in a state or federal court in accordance with this Agreement.

      5.2 In partial consideration of the rights and license granted herein, AlloSource shall pay to IsoTis, before May 1, 2008, the lesser of ("The Deferred Royalty Payment"):

                  5.2.1 Two Million Five Hundred Thousand U.S. dollars ($2,500,000); or

                  5.2.2 An amount equal to the sum of (i) **** the amount equal to 2007 Sales ****; and (ii) **** the amount of 2007 Sales **** . An example of the calculation set forth in this Section 5.2.2 is set forth in Schedule 5.2.2.

      5.3 AlloSource shall provide, with the payments due under Section 5.2, a statement of 2007 Sales and the calculation of the Deferred Royalty Payment.

      5.4 AlloSource shall keep complete, true, and accurate books of account and records for the purpose of showing the derivation of the Deferred Royalty Payment to IsoTis under this Agreement. Such books and records shall be kept at AlloSource's principal place of business for at least **** following the delivery of the Deferred Royalty Payment and shall be open at all reasonable times mutually agreed to in advance for inspection by a representative of IsoTis for the purpose of verifying AlloSource's calculation of the Deferred Royalty Payment.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      5.5 If, as set forth in Section 5.1, the Parties mutually agree to submit the dispute to binding arbitration, the arbitration shall be conducted by a single arbitrator (the "Arbitrator") in accordance with the Commercial Rules of the American Arbitration Association (the "Commercial Rules") in effect from time to time and the following provisions.

                  5.5.1 In the event of any conflict between the Commercial Rules in effect from time to time and the provisions of this Agreement, the provisions of this Agreement shall prevail and be controlling.

                  5.5.2 The Parties shall commence the arbitration by jointly filing a written submission with the Denver, Colorado office of the AAA in accordance with Commercial Rule 5 (or any successor provision).

                  5.5.3 No depositions or other discovery shall be conducted in connection with the arbitration.

                  5.5.4 Not later than **** after the conclusion of the arbitration hearing, the Arbitrator shall prepare and distribute to the parties a writing setting forth the arbitral award and the Arbitrator's reasons therefor. Any award rendered by the Arbitrator shall be final, conclusive and binding upon the parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction, provided that the Arbitrator shall have no power or authority to grant injunctive relief, specific performance or other equitable relief.

                  5.5.5 The Arbitrator shall have no power or authority, under the Commercial Rules or otherwise, to (x) modify or disregard any provision of this Agreement, or (y) address or resolve any issue not submitted by the Parties.

                  5.5.6 In connection with any arbitration proceeding pursuant to this Agreement, each Party shall bear its own costs and expenses, except that the fees and costs of the AAA and the Arbitrator, the costs and expenses of obtaining the facility where the arbitration hearing is held, and such other costs and expenses as the Arbitrator may determine to be directly related to the conduct of the arbitration and appropriately borne jointly by the Parties (which shall not include any Party's attorneys' fees or costs, witness fees (if any), costs of investigation and similar expenses) shall be shared equally by the Parties.

6.    TERM AND TERMINATION

      6.1 The term of this Agreement shall be perpetual beginning on the Effective Date, provided, however, the Parties acknowledge and agree that the exclusivity of the licenses set forth in Sections 3.1.1 and 3.1.2 shall apply as to the Patent Rights only for the life of each applicable Patent Right.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      6.2 In the event that AlloSource fails to make the Initial Royalty Payment or the Deferred Royalty Payment when due and payable, IsoTis may terminate this Agreement immediately and automatically in the case of the Initial Royalty Payment and by **** written notice to AlloSource in the case of the Deferred Royalty Payment. Such notice shall become effective at the end of such period unless during such period AlloSource cures such defect or default and in such case IsoTis shall not have the right to terminate this Agreement. In the event this Agreement is terminated due to a failure to pay the Initial Royalty Payment, the Deferred Royalty Payment shall not be due and payable.

      6.3 The following Articles and Sections of this Agreement shall survive its expiration: Articles 2, 7, 8 and 10 and Sections 3.2, 3.4, 5.3, 5.4, 6.3 and 9.3.

7.    OWNERSHIP AND PATENT RIGHTS

      7.1 Subject to the rights granted under this Agreement, IsoTis owns and shall own all right, title, and interest in, to, and under the Licensed Intellectual Property and IsoTis Improvements. AlloSource shall own all right, title, and interest in any AlloSource Improvements. IsoTis acknowledges and agrees that (i) AlloSource shall have no obligation to disclose any AlloSource Improvement to IsoTis and (ii) IsoTis shall not bring any claim against AlloSource or its Affiliates, Wholly Owned Subsidiaries or AlloSource Partners on the basis that an AlloSource Improvement infringes on the Licensed Intellectual Property except to the extent that this Agreement is terminated pursuant to Section 6.2 hereof and then IsoTis shall be permitted to bring such a claim for infringement following such termination. The Joint Improvements shall be owned jointly by IsoTis and AlloSource.

      7.2 IsoTis shall have sole discretion, and the responsibility and obligation, to prepare, file, prosecute, and maintain patent applications or patents within the Licensed Intellectual Property and IsoTis Improvements, and shall be responsible for related interference proceedings. AlloSource shall have sole discretion, and the responsibility and obligation, to prepare, file, prosecute, and maintain patent applications or patents within any AlloSource Improvements, and shall be responsible for related interference proceedings. Neither Party shall make any oral, written, or electronic disclosure of the inventions claimed in any pending patent applications or patents. IsoTis shall bear all costs incurred pursuant to this Section 7.2 for patent applications and patents within the Licensed Intellectual Property and IsoTis Improvements, and AlloSource shall bear all costs incurred pursuant to this Section 7.2 for patent applications and patents within any AlloSource Improvements. The Parties shall share equally the costs incurred for patent applications and patents for Joint Improvements. In the event that IsoTis decides not to prepare, file, prosecute, and maintain patent applications or patents within the Licensed Intellectual Property, IsoTis shall notify AlloSource at least **** prior to any deadline for payment or other action, and AlloSource shall have the right, but not the obligation, in its sole discretion and at its expense to undertake to prepare, file, prosecute, and maintain such patent applications or patents within the Licensed Intellectual Property. IsoTis agrees to cooperate with AlloSource as necessary in the preparation, filing and prosecution of any such patents or patent applications at AlloSource's expense.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      7.3 If either Party believes in good faith that any of the Patent Rights is infringed by a Third Party, the Party first having knowledge of such infringement shall promptly notify the other Party in writing thereof, which notice shall set forth the facts of such infringement in reasonable detail. IsoTis shall have the responsibility to prosecute suits by reason of infringement of the Licensed Intellectual Property. AlloSource agrees to cooperate with IsoTis in the prosecution of any such suit at the expense of IsoTis. IsoTis shall have the right, in its sole discretion, to make all decisions regarding prosecution or settlement of any such suit.

      7.4 In the event that IsoTis does not bring a suit for infringement within a reasonable time after it learns of infringement of the Licensed Intellectual Property, AlloSource shall have the right, but not the obligation, in its sole discretion and at its expense, to prosecute suits by reason of infringement of the Licensed Intellectual Property. If necessary, AlloSource shall have the right to join IsoTis in any such suit as a party and to seek damages for past infringement. IsoTis agrees to cooperate with AlloSource in the prosecution of any such suit and AlloSource shall pay reasonable expenses incurred by IsoTis as a result of such cooperation. AlloSource shall have the right, in its sole discretion, to make all decisions regarding prosecution or settlement of any such suit.

      7.5 In the event that damages are actually recovered as a result of a suit brought by AlloSource for infringement of the Licensed Intellectual Property as provided in paragraph 7.4, all amounts recovered shall belong to AlloSource.

      7.6 If the manufacture, distribution, or offer for distribution of Licensed Products pursuant to this Agreement results in a claim, action, suit, or proceeding alleging that such activity infringes or misappropriates the patent rights or other intellectual property rights of a Third Party ("THIRD PARTY CLAIM"), the Party first having notice shall promptly notify the other Party in writing. The notice shall set forth the facts of the Third Party Claim in reasonable detail. The Parties shall promptly meet and confer in good faith regarding the defense against such Third Party Claim. In the event that any Third Party Claim is defended by only one of the Parties, the nondefending Party shall cooperate with the defending Party, at such defending Party's request and expense, and shall have the right to be represented by counsel of its own choice, at such nondefending Party's expense. Any settlement that could reasonably affect adversely the nondefending Party shall require the nondefending Party's prior consent, not to be unreasonably withheld or delayed.

      7.7 Indemnification by IsoTis. IsoTis shall defend, indemnify and hold AlloSource harmless from and against all liability, demands, damages, expenses and losses (including reasonable attorneys' fees) arising out of (i) any Third Party Claim of infringement or misappropriation related to the Licensed Product, except to the extent such claim of infringement or misappropriation arises from an AlloSource Improvement that AlloSource has reduced to practice (ii) any material breach by IsoTis or its Affiliates of any of its representations or warranties under this Agreement or (iii) any material violation of laws or regulations by IsoTis or its Affiliates. AlloSource shall promptly inform IsoTis in writing of any claim within the scope of this Section 7.7. IsoTis shall be given control of the defense of such claim and all negotiations

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

relating to any settlement, provided that AlloSource may, at its own expense, retain separate counsel and participate in its defense. AlloSource shall reasonably assist IsoTis in all necessary respects in conduct of the defense.

      7.8 Indemnification by AlloSource. AlloSource shall defend, indemnify and hold IsoTis harmless from and against all liability, demands, damages, expenses and losses (including reasonable attorneys' fees) arising out of (i) any Third Party Claim of infringement or misappropriation related to the AlloSource Improvements that AlloSource has reduced to practice; (ii) any material breach by AlloSource or its Affiliates of any of its representations or warranties under this Agreement or; (iii) any material violation of laws or regulations by AlloSource or its Affiliates;. IsoTis shall promptly inform AlloSource in writing of any claim within the scope of this Section 7.8. AlloSource shall be given control of the defense of such claim and all negotiations relating to any settlement, provided that IsoTis may, at its own expense, retain separate counsel and participate in its defense. IsoTis shall reasonably assist AlloSource in all necessary respects in conduct of the defense.

8.    CONFIDENTIALITY

      8.1 The Parties have provided to each other prior to the Effective Date, and in connection with this Agreement may in the future provide to each other, Confidential Information.

      8.2 The receiving Party shall maintain the Confidential Information of the disclosing Party in confidence, shall not disclose such Confidential Information to any Third Party, and shall not use such Confidential Information for any purpose except as expressly permitted under the terms and conditions of this Agreement. Notwithstanding the previous sentence, the receiving Party may disclose the Confidential Information of the disclosing Party to its employees, agents, consultants, and professional, scientific, medical, and legal advisors who have a reasonable need to know such Confidential Information to carry out such Party's obligations or to exercise such Party's rights under this Agreement; provided that any such person to whom disclosure is made is bound by written obligations of non-disclosure and non- use no less restrictive then those set forth herein. The receiving Party shall take the same degree of care that such Party uses to protect its own confidential and proprietary information of a similar nature and importance, but in no event shall such care be less than reasonable care.

      8.3 The obligations of non-disclosure and non-use under Section 8.2 will not apply as to particular Confidential Information of a disclosing Party to the extent that such Confidential Information: (i) is at the time of receipt, or thereafter becomes, through no fault of the receiving Party, published or publicly known or available; (ii) is known by the receiving Party or its Affiliates at the time of receiving such information, as evidenced by prior written records; (iii) is hereafter furnished to the receiving Party or its Affiliates by a Third Party without breach of a duty to the disclosing Party; or
(iv) is independently discovered or developed by the receiving Party or its Affiliates without use of, application of, access to, or reference to Confidential Information of the disclosing Party, as evidenced by prior written records.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      8.4 Disclosure of Confidential Information shall not be precluded if such disclosure (i) is in response to a valid order of a court or other Government Authority of competent jurisdiction or (ii) is required by applicable law; provided, however, that the receiving Party shall first have given reasonable prior written notice to the disclosing Party pursuant to Section 10.8, and shall have made a reasonable effort to obtain a protective order, or to cooperate with the disclosing Party's efforts, as applicable, to obtain a protective order limiting the extent of such disclosure and requiring that the Confidential Information so disclosed be used only for the purposes for which such order was issued or as required by such applicable law.

      8.5 The receiving Party agrees that its obligations under this Article 8 are necessary and reasonable to protect the disclosing Party's business interests and that the unauthorized disclosure or use of Confidential Information of a disclosing Party will cause irreparable harm and significant injury, the degree of which may be difficult to ascertain. The receiving Party further acknowledges and agrees that in the event of any actual or threatened breach of this Article 8, the disclosing Party may have no adequate remedy at law and, accordingly, that the disclosing Party will have the right to seek an immediate injunction enjoining any breach or threatened breach of this Article 8, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach or threatened breach.

      8.6 The terms and conditions of this Agreement shall be Confidential Information of the Parties, and subject to the terms of this Article 8. Notwithstanding the foregoing, each Party may issue press releases during the Term upon prior written consent of the other Party not to be withheld unreasonably.

      8.7 All obligations of nondisclosure and non-use imposed pursuant to the terms and conditions of this Article 8 shall survive termination of this Agreement and continue in full force and effect for a period of **** after the effective date of such termination.

9.    REPRESENTATIONS AND WARRANTIES AND INDEMNITY

      9.1 IsoTis represents and warrants that, as of the date hereof:

                  9.1.1 IsoTis is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation;

                  9.1.2 IsoTis is the owner of or otherwise controls the Licensed Intellectual Property;

                  9.1.3 IsoTis has the right and authority to grant the rights and licenses granted pursuant to the terms and conditions set forth herein;

                  9.1.4 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate action on the part of IsoTis;

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  9.1.5 The Licensed Intellectual Property and Licensed Products (before any AlloSource Improvement that AlloSource has reduced to practice) will comply in all respects with the terms of the OsteoTech Settlement Agreement set forth in Schedule 9.1.5, which constitutes all of the agreements by and between IsoTis and OsteoTech on the subject matter hereof, and the performance of this Agreement by IsoTis and AlloSource will not violate and is in compliance in all respects with the OsteoTech Settlement Agreement;

                  9.1.6 The execution, delivery and performance of this Agreement by IsoTis does not and will not (a) violate, conflict with or result in the breach of any provision of its Certificate of Incorporation or Bylaws, (b) conflict with or violate any law or order applicable to IsoTis or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of any note, bond, mortgage or indenture, contract, agreement, license, permit, franchise or other instrument or arrangement to which IsoTis is a party.

                  9.1.7 To the knowledge of IsoTis, use of the Licensed Intellectual Property to make, have made, use, sell or offer to sell or import the Licensed Product (but not the use of the Licensed Intellectual Property by AlloSource to develop and/or incorporate an AlloSource Improvement into the License Product) does not infringe any rights of any Third Party.

      9.2 AlloSource represents warrants and covenants that, as of the date hereof:

                  9.2.1 AlloSource is a corporation, duly organized, validly existing, and in good standing under the laws of jurisdiction of its incorporation;

                  9.2.2 AlloSource has the right and authority to grant the rights and license granted pursuant to the terms and conditions set forth herein; and

                  9.2.3 The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate action on the part of AlloSource.

      9.3 EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, ISOTIS AND ALLOSOURCE EACH MAKES NO, AND HEREBY DISCLAIMS ANY AND ALL, REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF ANY THIRD PARTY'S PROPRIETARY RIGHTS.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.   GENERAL

      10.1 The rights granted to AlloSource in this Agreement to use Licensed Intellectual Property are rights to use "intellectual property" as defined in 11 U.S.C. Section 365(n), and AlloSource shall have all of the rights of a licensee thereunder with regard to its rights to use the Licensed Intellectual Property.

      10.2 Neither Party may waive or release any of its rights or interests in this Agreement except in writing. Failure to assert any right arising from this Agreement shall not be deemed or construed to be a waiver of such right. No amendment or modification relating in any manner to this Agreement shall be effective unless executed in writing and signed by the Parties.

      10.3 This Agreement, that certain Amended and Restated Processing and Supply Agreement dated July 1, 2006, and that certain Amended and Restated Tissue Procurement and Processing Agreement dated July 1, 2006 constitute the entire agreement between the Parties relating to the subject matter hereof, and all prior and contemporaneous negotiations, representations, agreements and understandings are merged into, extinguished by, and completely expressed by them.

      10.4 This Agreement and its effects are subject to and shall be construed and enforced in accordance with the laws of California without giving effect to any choice or conflicts of laws principle that would result in the application of the laws of any State other than California. The sole and exclusive venue for any action brought under this Agreement shall be in a federal or state court located in the Central District of California, and the Parties agree that such courts shall have jurisdiction. Unless laws or rules strictly require different service of process, service of process may be made by certified mail return receipt requested sent to the address shown in Section 10.7.

      10.5 The relationship of IsoTis and AlloSource established by this Agreement is that of independent contractors. Nothing in this Agreement shall be constructed to create any other relationship between IsoTis and AlloSource. Neither Party shall have any right, power or authority to bind the other Party or assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party.

      10.6 If any provision of this Agreement is deemed invalid or unenforceable by a court of competent jurisdiction, such invalidity or enforceability shall not affect or limit the validity or enforceability of any other provision hereof.

      10.7 Except as otherwise required under applicable law, neither Party will use the name of the other Party in its advertising, press releases or promotional materials without the prior written consent of such other Party.

      10.8 All notices required or permitted to be given by the terms of this Agreement shall be given by (i) prepaid registered or certified mail properly addressed to the other Party at the

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

address designated below or to such other address as may be designated in writing by such other Party or (ii) facsimile followed by a copy delivered in accordance with Section 10.7(i), and shall be effective **** after of the date of the postmark of such mail notice if delivered in accordance with Section 10.7(i) or on the day of mailing if sent by facsimile.

      IsoTis:

                      IsoTis OrthoBiologics, Inc.
                      2 Goodyear Drive
                      Irvine, CA 92618
                      Facsimile: 949 595 8711
                      Attention: Chief Executive Officer
                      cc: General Counsel

      AlloSource:

                      AlloSource, Inc.
                      6278 S. Troy Circle
                      Englewood, CO 80111
                      Facsimile: 720 873 0212
                      Attention: Thomas A. Cycyota

      10.9 This Agreement shall not be assigned except (i) with the advance written consent of the Parties, which consent shall not be unreasonably withheld, provided that such consent shall not be necessary (i) in the context of an acquisition of IsoTis or AlloSource, by asset sale, merger, change of control, operation of law or otherwise or (ii) to an Affiliate of AlloSource.

      10.10 All headings and captions are inserted for convenience of reference only and shall not affect the meaning or interpretation of any provision hereof.

      10.11 This Agreement may be executed in any number of counterparts, each of which once so executed and delivered shall be deemed an original, but all of which shall constitute but one and the same Agreement.

      10.12 IsoTis shall file with the FDA the appropriate notification and authorization letter to the Device Listing Group within **** of the Effective Date. The letter shall advise the FDA that AlloSource and in certain events AlloSource's Wholly Owned Subsidiary(ies) is authorized to manufacture, distribute, list and market the Products on AlloSource's and in certain events AlloSource's Wholly Owned Subsidiary(ies) own behalf and for its AlloSource Partners and to perform all manufacturing steps at AlloSource's own facilities and in certain events facilities of AlloSource's Wholly Owned Subsidiary(ies). The letter shall inform the FDA that IsoTis has authorized AlloSource and in certain events AlloSource's Wholly Owned Subsidiary(ies) to

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

register as a device establishment for the manufacture of the License Products, as provided in 21 C.F.R. Section 807.25 and to list the Licensed Products as provided in 21 C.F.R. Section 807.20, and that IsoTis is the specification developer of the Licensed Products and AlloSource and in certain events AlloSource's Wholly Owned Subsidiary(ies) will manufacture the Licensed Products for commercial distribution for itself and its AlloSource Partners. IsoTis specifically authorizes AlloSource to register as an establishment and list the Licensed Products. IsoTis shall provide AlloSource with a copy of the letter that IsoTis submits pursuant to this Section. AlloSource shall have the right to submit and is solely responsible for a 510(k) for the Licensed Product and any AlloSource Improvements and IsoTis shall assist AlloSource with all reasonable requests related to and shall make all information available as necessary for the preparation, submission and finalization of such 510(k). IsoTis shall prepare, file, or assist in filing all documents necessary to the extent required to effectuate this Agreement under the terms and conditions as set forth herein or as required by the FDA (but not preparing or filing AlloSource's 510(k)).

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the Effective Date.

IsoTis OrthoBiologics, Inc.               AlloSource
("ISOTIS")                                ("ALLOSOURCE")

By    /s/ Pieter Wolters                  By    /s/ Thomas A. Cycyota
      ------------------------------            -------------------------------
Name  Pieter Wolters                      Name  Thomas A. Cycyota

Title CEO                                 Title President & CEO

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  Schedule 2.9

                         DynaGraph(R) II Specifications

                         FINISHED PRODUCT SPECIFICATION

                                 GEL AND PUTTY:

                                  ALLOFUSE DBM
                                  DYNAGRAFT II
                                      NEXUS
                                    PROSPACE
                                   ALPHAGRAFT
                                   DYNAGRAFT D

1.0   PURPOSE

      The purpose of this document is to detail the minimum manufacturing requirements and acceptance criteria for the finished products referenced above manufactured by IsoTis OrthoBiologics. This specification is intended for use following final packaging, but prior to release of product into finished goods (i.e., distribution).

2.0   RELATED DOCUMENTATION

      All documents current revision unless otherwise specified.

      2.1      ****
      2.2      ****
      2.3      ****
      2.4      ****
      2.5      ****
      2.6      ****
      2.7      ****

3.0   PRODUCT SAMPLING

      3.1   Visual Inspection

            ****, ****.  ****, **** (****,****).

            Visual inspection shall be performed in accordance with section 4.0.

      3.2   **** (****)

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

            ****, ****, ****.

4.0   VISUAL CLASSIFICATION OF DEFECTS

      Visual inspection shall be performed at a distance of **** in a well-lighted area with the unaided eye. ****. ****.

      4.1   **** (****)

            4.1.1    ****
            4.1.2    ****
            4.1.3    ****
            4.1.4    ****
            4.1.5    ****
            4.1.6    ****

      4.2   **** (****)

            4.2.1    ****
            4.2.2    ****
            4.2.3    ****

      4.3   **** (****)

            4.3.1    ****
            4.3.2    ****
            4.3.3    ****

      4.4   **** (****)

            4.4.1    ****
            4.4.2    ****
            4.4.3    ****
            4.4.4    ****

      ****

5.0   BIOLOGICAL TESTING

      5.1   ****

            ****.  ****.

      5.2   **** (****)

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

            ****, ****, **** , **** (****).  ****.

            Note:  ****, ****.

            SPECIFICATION:  ****

            ****, ****.  ****.  ****.

6.0   SHELF LIFE

      **** (****).

7.0   PRODUCT ARCHIVE SAMPLES

      ****, ****, ****, ****, ****, ****. ****. ****.

8.0   LOT DISPOSITION

      ****. ****, ****. ****. ****, ****, ****.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 2.15

                        DESCRIPTION OF LICENSED KNOW-HOW

LICENSED KNOW-HOW INCLUDES BUT IS NOT LIMITED TO THE FOLLOWING:

I.    Regulatory Documentation

      ****, ****, ****
      ****, ****, ****
      ****
      ****
      ****
      ****

II.   Standard Operating Procedures

      ****         ****
      ****         ****
      ****         ****
      ****         ****
      ****         ****

III.  Work Instructions

      ****         ****
      ****         ****
      ****         ****
      ****         ****
      ****         ****
      ****         ****
      ****         ****
      ****         ****
      ****         ****
      ****         ****

IV.   Finished Product Specifications

      ****         ****
      ****         ****

V.    In Process Specifications

      ****         ****
      ****         ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      ****         ****
      ****         ****

VI.   IsoTis Production Records

      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****
      ****                                       ****

VII.  Test Methods

      ****              ****
      ****              ****
      ****              ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

VIII. Process Flow Charts

     ****              ****

     ****              ****

     ****              ****

IX.   Drawings

     ****              ****
     ****              ****
     ****              ****
     ****              ****
     ****              ****
     ****              ****
     ****              ****
     ****              ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 2.16

                  DESCRIPTION OF LICENSED INTELLECTUAL PROPERTY

      Licensed Intellectual Property includes but is not limited to (1) the formulations and/or compositions of DynaGraft(R) II and OrthoBlast(R) II as of the Effective Date of the Agreement, and (2) the processes of making or manufacturing the formulations and/or compositions of DynaGraft(R) II and OrthoBlast(R) II as of the Effective Date of the Agreement; (3) the Licensed Know-How set forth in Schedule 2.14 and the Patent Rights set forth in Schedule
2.20. The Licensed Intellectual Property does not include **** Intellectual Property.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 2.19

                            ALLOFUSE PROCESSING FEES*

Unit                                          Pricing Per Unit
----                                          ----------------
****                                                $**** each
****                                                $**** each
****                                                $**** each
****                                                $**** each
****                                                $**** each
****                                                $**** each
****                                                $**** each

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                 SCHEDULE 2.19A

                EXAMPLE OF 2007 SALES COMPUTATION USING 2006 DATA

                                                 Units (CY 2006)                       Sales (CY 2006)
                                             ----------------------       ---------------------------------------
                               $/unit        AlloSource      Abbott       AlloSource       Abbott           Total
                               ------        ----------      ------       ----------       ------           -----
****                            $****           ****          ****           $****           $****          $****
****                            $****           ****                         $****           $****          $****
****                            $****           ****          ****           $****           $****          $****
****                            $****           ****          ****           $****           $****          $****
****                            $****           ****          ****           $****           $****          $****
****                            $****           ****          ****           $****           $****          $****
****                            $****           ****          ****           $****           $****          $****
                                                ----          ----           -----           -----          -----
Total                                           ****          ****           $****           $****          $****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 2.20

                                OrthoBlast(R) II

                                 Specifications

                         FINISHED PRODUCT SPECIFICATION

                                PASTE AND PUTTY:
                                  ORTHOBLAST II
                                    NEXUS IC
                                    DYNABLAST

1.0   PURPOSE

      The purpose of this document is to detail the minimum manufacturing requirements and acceptance criteria for the finished products referenced above manufactured by IsoTis OrthoBiologics. This specification is intended for use following final packaging, but prior to release of product into finished goods (i.e., distribution).

2.0   RELATED DOCUMENTATION

      All documents current revision unless otherwise specified.

      2.1      ****
      2.2      ****
      2.3      ****
      2.4      ****
      2.5      ****
      2.6      ****
      2.7      ****
      2.8      ****
      2.9      ****

3.0   PRODUCT SAMPLING

      3.1   Visual Inspection

                  ****, ****.  ****, **** (****,****).

                  Visual inspection shall be performed in accordance with
                  section 4.0.

      3.2   **** (****)

            ****, ****, ****.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.0   VISUAL CLASSIFICATION OF DEFECTS

      Visual inspection shall be performed at a distance of **** in a well-lighted area with the unaided eye. ****. ****.

      4.1   **** (****.)

            4.1.1    ****
            4.1.2    ****
            4.1.3    ****
            4.1.4    ****
            4.1.5    ****
            4.1.6    ****

      4.2   **** (****)

            4.2.1    ****
            4.2.2    ****
            4.2.3    ****

      4.3   **** (****)

            4.3.1    ****
            4.3.2    ****
            4.3.3    ****

      4.4   **** (****)

            4.4.1    ****
            4.4.2    ****
            4.4.3    ****
            4.4.4    ****

      ****

5.0   BIOLOGICAL TESTING

      5.1   ****

            ****, ****.  ****.

      5.2   **** (****)

            ****, ****, ****, ****.  ****.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  Note:  ****, ****.

                  SPECIFICATION:  ****

                  ****, ****.  ****.  ****.

6.0   SHELF LIFE

      **** (****).

7.0   PRODUCT ARCHIVE SAMPLES

      ****, ****, ****, ****, ****, ****.  ****.  ****.

8.0   LOT DISPOSITION

      ****.  ****, ****.  ****.  ****, ****, ****.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 2.21

                                  PATENT RIGHTS

1.    REVERSE PHASE CONNECTIVE TISSUE REPAIR COMPOSITION

         -     ****

         -     ****

         -     ****

         -     ****

2.    END-CAPPED POLYMERS AND COMPOSITIONS CONTAINING SUCH COMPOUNDS

         -     ****

         -     ****

         -     ****

         -     ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                 SCHEDULE 5.2.2

                      DEFERRED ROYALTY PAYMENT COMPUTATION

I.    EXAMPLE 1 - IF 2007 SALES = ****

II.   DEFERRED ROYALTY PAYMENT EQUALS LESSER OF

      A.    2,500,000 OR

      B.    ****

                  1.    ****

III.  DEFERRED ROYALTY PAYMENT EQUALS ****

I.    EXAMPLE 2 - IF 2007 SALES = ****

      A.    DEFERRED ROYALTY PAYMENT EQUALS LESSER OF

      B.    2,500,000 OR

      C.    ****

                  1.    ****

II.   DEFERRED ROYALTY PAYMENT EQUALS ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                 SCHEDULE 9.1.5

                         OSTEOTECH SETTLEMENT AGREEMENT

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.